EXHIBIT 24.1

POWER OF ATTORNEY

Know all persons by these presents, that each person whose signature appears below constitutes and appoints H. Carol Bernstein, their Attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended September 30, 2011 and any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said Attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SIGNATURE                                           TITLE                                                      DATE

/s/ William P. Noglows                               Chairman of the Board,                             November 22, 2011
----------------------------                                     President and Chief
William P. Noglows                                         Executive Officer

/s/ Robert J. Birgeneau                                 Director                                                      November 22, 2011
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Robert J. Birgeneau

/s/ John P. Frazee, Jr.                                     Director                                                      November 22, 2011
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John P. Frazee, Jr.

/s/ H. Laurance Fuller                                    Director                                                      November 22, 2011
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H. Laurance Fuller

/s/ Barbara A. Klein                                       Director                                                      November 22, 2011
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Barbara A. Klein

/s/ Edward J. Mooney                                   Director                                                      November 22, 2011
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Edward J. Mooney

/s/ Steven V. Wilkinson                                 Director                                                      November 22, 2011
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Steven V. Wilkinson

/s/ Bailing Xia                                                  Director                                                      November 22, 2011
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Bailing Xia